AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED MARCH 1, 2013

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED FEBRUARY 29, 2012

CAPITAL DEFENDER FUND

(the “Fund”)

(TICKER SYMBOLS:  CDCIX, CDCAX)

Effective March 1, 2013, the American Independence Funds Trust (the “Registrant” or “Trust”) will no longer offer shares in the Capital Defender Fund, a series of the Trust. The Adviser, American Independence Financial Services, LLC, has elected not to continue offering the Fund at this time due to uncertain market conditions.

The Registrant confirms that no securities have been, or will be, distributed, issued or sold pursuant to the prospectus contained therein; therefore, there is no liquidation of assets to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE